EXHIBIT 10.18

              AGREEMENT TO PURCHASE AND SELL PARTNERSHIP INTERESTS


This Agreement To Sell Partnership Interests (the "Agreement") is entered into as of this 1st day of October, 1999, in Youngstown, Ohio by and between Austintown Apartments LLC, a limited liability corporation organized and validly existing under the laws of the State of Ohio whose primary place of business is 1050 Compass West, Youngstown, Ohio 44515 ("Austintown Apartments"), Liberty LGP Limited Partnership, a limited partnership organized and validly existing under the laws of the Commonwealth of Massachusetts whose primary place of business is 100 Second Avenue, Needham, Massachusetts 02494 ("Liberty LGP"), Liberty Housing Partners Limited Partnership, a limited partnership organized and existing under the laws of the Commonwealth of Massachusetts whose primary place of business is 100 Second Avenue, Needham, Massachusetts 02494 ("Liberty Housing"), Mr. James
P. Manchi, an individual whose primary place of business is 1050 Compass West, Youngstown, Ohio 44515 ("Mr. Manchi"), and Mr. Robert P. Baker, an individual whose primary place of business is 1050 Compass West, Youngstown, Ohio 44515 ("Mr. Baker").

Whereas, Austintown Associates Limited Partnership is a limited partnership that was organized and is validly existing under the laws of the State of Ohio whose primary place of business is 1050 Compass West, Youngstown, Ohio 44515 ("Austintown Associates"); and

Whereas, the local general partner of Austintown Associates is Mr. Manchi, and the associate general partner of Austintown Associates is Liberty LGP, and the sole limited partner of Austintown Associates is Liberty Housing; and

Whereas, the sole business of Austintown Associates is the ownership and operation of that certain 200 unit multifamily housing project commonly known as Compass West Apartments, 1050 Compass West, Youngstown, Ohio 44515 (the "Project"); and

Whereas, Liberty Housing acquired a ninety-eight percent (98.0%) limited partnership interest in Austintown Associates as a limited partner (the "Liberty Housing Interest") and Liberty LGP acquired a one percent (1.0%) associate general partnership interest in Austintown Associates (the "Liberty Housing Interest"), which limited and general partnership interests were acquired in connection with a re-syndication of the original limited and general partnership interests of Austintown Associates; and

Whereas, the original limited partners of Austintown Associates were Mr. Manchi, Mr. Baker, Stanley Charron, J. Wallace Davis, Nissie Grossman, Maurice Grossman, Evelyn K. Price, Alvin L. Rosenthal, Theodore G. Bartholdi, Patrick K. Parks, James Wilson, Edward F. Eagan, Robert M. Dale, Joseph T. Travaline, Lawrence D. Beaupre, Alford S. Lanes, Noble H. Turner, Hugh R. Jones, Jr., Robert A. Shapiro, Clyde A. Newton, Thomas J. Foley, James S. Munro, Jr., Samuel D. Kane, John M. Murphy, Peter Nessen, Robert L. Nessen and Carl E. Heilman (collectively, the "Original Limited Partners"); and

Whereas, a portion of the purchase price of the Liberty Housing Interest was paid by Liberty Housing executing and delivering to each Original Limited Partner a non-recourse promissory note (collectively, the "Original Purchase Notes" and individually, the "Original Purchase Note"); and

Whereas, Liberty Housing secured repayment of the Original Purchase Notes by executing and delivering to each Original Limited Partner a pledge agreement
(collectively, the "Pledge Agreements"), which Pledge Agreements granted a security interest to each Original Limited Partner in an undivided portion of the Liberty Housing Interest; and

Whereas, Austintown Apartments is desirous of purchasing from Liberty LGP all of the following, to wit: a) the Liberty LGP Interest; and b) all right, title and interest that Liberty LGP has had, currently has, and may have in

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the future, in and to Austintown Associates,  including,  without limitation all right, title and interest in and to any and all real, personal and intangible property rights and interests of, in and to Austintown Associates, and excluding only payment of the prorated management fee pursuant to the provisions of paragraph 4 of this Agreement (collectively, the "Liberty LGP Related Property Interests"); and

Whereas, Liberty LGP is desirous of selling its Liberty LGP Interest and Related Property Interests to Austintown Apartments; and

Whereas Austintown Apartments is desirous of purchasing from Liberty Housing all of the following, to wit: a) the Liberty Housing Interest; and b) all right, title and interest that Liberty Housing has had, currently has, and may have in the future, in and to Austintown Associates, including, without limitation, all right, title and interest in and to any and all real, personal and intangible property rights and interests of, in and to Ausintown Associates (collectively, the Liberty Housing Related Property Interests"); and

Whereas, Liberty Housing is desirous of selling its Liberty Housing Interest and Liberty Housing Related Property Interests to Austintown Associates; and

Therefore, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which consideration is acknowledged by all the parties, Mr. Manchi, Mr. Baker, Austintown Apartments, Liberty LGP and Liberty Housing mutually covenant and agree as follows:

1. Sale and Purchase of Liberty LGP Interest and Liberty LGP Related Property Interests.

Subject to the terms and conditions set forth herein, Liberty LGP agrees to sell to Austintown Apartments, and Austintown Apartments agrees to purchase from Liberty, the Liberty LGP Interest and Liberty LGP Related Property Interests.

2. Sale and Purchase of Liberty Housing Interest and Liberty Housing Related Property Interests.

Subject to the terms and conditions set forth herein, Liberty Housing agrees to sell to Austintown Apartments, and Austintown Apartments agrees to purchase from Liberty Housing, the Liberty Housing Interest and the Liberty Housing Related Property Interests.

3. Purchase Price.

The total purchase price (the "Purchase Price") of the Liberty LGP Interest, Liberty LGP Related Property Interests, Liberty Housing Interest and Liberty Housing Related Property Interests being acquired by Austintown Associates from Liberty LGP and Liberty Housing pursuant to paragraphs 1 and 2 of this Agreement is the sum of the following: a) Two Hundred Fifty Thousand Dollars ($250,000.00); b) cancellation of the Original Purchase Note dated October 30, 1984, and drawn payable to the order of Mr. Manchi in the original principal amount of Four Hundred Thousand Dollars ($400,000.00) (the "Manchi Original Purchase Note"); and c) cancellation of the Original Purchase Note dated October 30, 1984, and drawn payable to the order of Mr. Baker in the original principal amount of Four Hundred Thousand Dollars ($400,000.00) (the "Baker Original Purchase Note"). The Purchase Price shall be paid in accordance with the provisions set forth in paragraph 4 of this Agreement. The parties acknowledge that this Agreement does not allocate the Purchase Price between Liberty LGP and Liberty Housing. The parties agree that the purchase price shall be allocated between Liberty LGP and Liberty Housing at the sole discretion of Liberty LGP and Liberty Housing.

The Purchase Price shall be paid and deposited with the Limited Escrow Agent (as hereinafter defined) on or before the Deposit Date (as hereinafter defined) in the following manner, to wit:

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     3.1  On or before one business day prior to the Deposit  Date,  Mr.  Manchi and Mr. Baker, shall make the following contributions to the capital of Austintown Apartments, to wit: a) cash in the amount of One Hundred Twenty Five Thousand Dollars ($125,000.00); b) the Manchi Original Purchase Note, which note shall be endorsed by Mr. Manchi, without recourse, to the order of Austintown Apartments; c) the Baker Original Purchase Note, which note shall be endorsed by Mr. Baker, without recourse, to the order of Austintown Apartments; and d) a promissory note identical in form and content to the promissory note set forth in Exhibit A to this Agreement (the "Manchi-Baker Promissory Note").
     3.2 On or before the Deposit Date, Austintown Apartments shall undertake the following actions and make the following deposits with the Limited Escrow Agent, to wit: a) pay the sum of One Hundred Twenty Five Thousand Dollars ($125,000.00) to the Limited Escrow Agent; b) cancel the Manchi Original Purchase Note and deliver the same to the Limited Escrow Agent; c) cancel the Baker Original Purchase Note and deliver the same to the Limited Escrow Agent; and d) endorse the Manchi-Baker Promissory Note, with recourse, to the order of Liberty LGP and Liberty Housing and deliver the same to the Limited Escrow Agent.

4. Prorations.

The parties agree that the sale of the Liberty LGP Interest, Liberty LGP Related Property Interests, Liberty Housing Interest and Liberty Housing Related Property Interests shall not be subject to any prorations except the annual management fee paid to Liberty LGP, which management fee shall be prorated to the date of Deposit Date. Each party agrees to pay their legal and all other out-of-pocket expenses associated with the sale of said general and limited partnership interests.

5. Conveyance of Liberty LGP Interest, Liberty LGP Related Property Interest, Liberty Housing Interest and Liberty Housing Related Property Interests.

Liberty LGP shall convey its Liberty LGP Interest and LGP Related Property Interests to Austintown Apartments by a limited warranty assignment, which assignment shall be identical in form and content to the limited warranty assignment set forth in Exhibit B to this Agreement and shall be executed and delivered by Liberty LGP to the Limited Escrow Agent on or before the Deposit Date.

Liberty Housing shall convey its Liberty Housing Interest and Liberty Housing Related Property Interests to Austintown Apartments by a limited warranty assignment, which assignment shall be identical in form and content to the limited warranty assignment agreement set forth in Exhibit C to this Agreement and shall be executed and delivered by Liberty LGP to the Limited Escrow Agent on or before the Deposit Date.

6. Representation and Warranties of Liberty LGP.

Liberty LGP represents and warrants to Austintown Apartments that:

     6.1 Liberty LGP is, and will remain during the term of this Agreement and for three (3) years following the Deposit Date, duly organized, validly existing and in good standing under the laws and jurisdiction of its organization and, to the extent necessary, duly authorized and qualified to transact any and all business contemplated by this Agreement in the jurisdiction where the Project is located; and
     6.2  Liberty LGP  possesses  and shall  continue  to possess all  requisite
          authority,   power,  licenses,   permits,   franchises  and  approvals
          necessary to conduct its business and to execute, deliver and comply with its obligations under this Agreement; and
     6.3 Subject only to the occurrence of the conditions precedent set forth in paragraphs 10 and 11 of this Agreement, the execution and delivery of this Agreement and Liberty LGP's performance of and compliance with the terms hereof in the manner contemplated by this Agreement will not violate its
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          limited   partnership   agreement,   any   instrument   governing  its
          operations, or any laws which violation could have a material adverse effect upon the validity, performance and enforceability of any of the terms of this Agreement applicable to Liberty LGP, and will not constitute a default or event which, with notice or the lapse of time or both, would constitute a default, under any contract, agreement, or other instrument dated on or after December 27, 1995 and to which Liberty LGP is a party and signatory, or which may be applicable to any of it assets and of which Liberty LGP has actual knowledge; and
     6.4 This Agreement constitutes a valid, legal and binding obligation of Liberty LGP, enforceable in accordance with its terms; and
     6.5  Liberty LGP owns legal and equitable title to the Liberty LGP Interest
          and  Liberty  LGP  Related   Property   Interests  being  conveyed  to
          Austintown Apartments under the terms of this Agreement, which legal and equitable title is free and clear of any liens or encumbrances of any type or nature; and
     6.6 Liberty LGP has no obligation to sell or transfer the Liberty LGP Interest and Liberty LGP Related Property Interests, except to Austintown Apartments as provided in this Agreement; and
     6.7 To the knowledge of Liberty LGP, there is no litigation or other claims pending before any court, administrative or other governmental body involving, or threatened against, the Liberty LGP Interest and Liberty LGP Related Property Interests being conveyed to Austintown Apartments under the terms of this Agreement

7. Liberty Housing represents and warrants to Austintown Apartments that:

     7.1 Liberty Housing is, and will remain during the term of this Agreement and for three (3) years following the Deposit Date, duly organized, validly existing and in good standing under the laws and jurisdiction of its organization; and
     7.2 Liberty Housing possesses and shall continue to possess all requisite authority, power, licenses, permits, franchises and approvals necessary to conduct its business and to execute, deliver and comply with its obligations under this Agreement; and
     7.3 Subject only to the occurrence of the conditions precedent set forth in paragraphs 10 and 11 of this Agreement, the execution and delivery of this Agreement and Liberty Housing's performance of and compliance with the terms hereof in the manner contemplated by this Agreement will not violate its limited partnership agreement, any instrument governing its operations, or any laws which violation could have a material adverse effect upon the validity, performance and enforceability of any of the terms of this Agreement applicable to Liberty Housing, and will not constitute a default or event which, with notice or the lapse of time or both, would constitute a default, under any contract, agreement, or other instrument to which Liberty Housing is a party or which may be applicable to any of it assets and of which Liberty Housing has actual knowledge; and
     7.4 This Agreement constitutes a valid, legal and binding obligation of Liberty Housing, enforceable in accordance with its terms; and
     7.5 Liberty Housing owns legal and equitable title to the Liberty Housing Interest and Liberty Housing Related Property Interests being conveyed to Austintown Apartments under the terms of this Agreement, which legal and equitable title is free and clear of any liens or encumbrances of any type or nature except for the lien of the Pledge Agreements securing the Original Purchase Notes ; and
     7.6 Liberty Housing has no obligation to sell or transfer its Liberty Housing Interest and Liberty Housing Related Property Interests, except to Austintown Apartments as provided in this Agreement; and
     7.7 To the knowledge of Liberty Housing, there is no litigation or other claims pending before any court, administrative or other governmental body involving, or threatened against, the general partnership interest being conveyed to Austintown Apartments under the terms of this Agreement

8. Austintown Apartments represents and warrants to Liberty LGP and Liberty Housing that:

     8.1 Commencing November 1, 1999, Austintown Apartments will be duly organized, validly existing and in good standing under the laws and jurisdiction of its organization, and that at all times after November 1,
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          1999,  and  throughout  the remaining  term of this Agreement it shall remain, to the extent necessary, duly authorized and qualified to transact any and all business contemplated by this Agreement in the jurisdiction where the Project is located; and
     8.2  Austintown  Apartments  possesses  and shall  continue  to possess all
          requisite  authority,   power,  licenses,   permits,   franchises  and
          approvals necessary to conduct its business and to execute, deliver and comply with its obligations under this Agreement; and
     8.3 Subject only to the occurrence or waiver of the conditions precedent set forth in paragraphs 10 and 11 of this Agreement, the execution and delivery of this Agreement and Austintown Apartments's performance of and compliance with the terms hereof in the manner contemplated by this Agreement will not violate its articles of incorporation, by-laws, any instrument governing its operations, or any laws which violation could have a material adverse effect upon the validity, performance and enforceability of any of the terms of this Agreement applicable to Austintown Apartments, and will not constitute a default or event which, with notice or the lapse of time or both, would
          constitute  a  default,  under  any  contract,   agreement,  or  other
          instrument to which Austintown Apartments is a party or which may be applicable to any of it assets; and
     8.4 This Agreement constitutes a valid, legal and binding obligation of Austintown Apartments, enforceable in accordance with its terms; and
     8.5 Austintown Apartments understands that the interests being conveyed to it under the terms of paragraphs 1 and 2 of this Agreement have not been registered or qualified under the Securities Act of 1933 (the "1933 Act") or the securities laws of any state, and that neither all nor any part of said interests may be resold unless said sale is registered under the 1933 Act and such laws or unless an exemption from registration or qualification is available; and
     8.6  Austintown  Apartments,  by virtue of its ownership and  management by
          Messrs.   Manchi   and   Baker,   considers   itself  a   substantial,
          sophisticated   investor  having  such  knowledge  and  experience  in
          financial and business matters that it is capable of evaluating the merits and risks associated with acquiring the Liberty LGP Interest, Liberty LGP Related Property Interests, Liberty Housing Interest and Liberty Housing Related Property Interests; and
     8.7 Austintown Apartments is familiar with and has access to all material information concerning the Project, the past, current and future operation of the Project; and
     8.8 Austin Incorporated is not acquiring the Liberty LGP Interest, Liberty LGP Related Property Interests, Liberty Housing Interest or the Liberty Housing Related Property Interests with a view to distribution in violation of the 1933 Act. Neither Austintown Apartments nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Liberty LGP Interest, Liberty LGP Related Property Interests, Liberty Housing Interest or Liberty Housing Related Property Interests being conveyed to it, any interest in the Liberty LGP Interest, Liberty LGP Related Property Interests, Liberty Housing Interest or Liberty Housing Related Property Interests or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Liberty LGP Interest, Liberty LGP Related Property Interests, Liberty Housing Interest or the Liberty Housing Related Property Interests, any interest in the Liberty LGP Interest, Liberty LGP Related Property Interests, Liberty Housing Interest or Liberty Housing Related Property Interests or any other similar security from, or otherwise approached or negotiated with respect to the Liberty LGP Interest, Liberty LGP Related Property Interests, Liberty Housing Interests, Liberty Housing Related Property Interests, any interest in the Liberty LGP Interest, Liberty LGP Related Property Interests, Liberty Housing Interest or Liberty Housing Related Property Interests or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner , or taken any other action any of which would constitute a distribution of the Liberty LGP Interest, Liberty LGP Related Property Interests, Liberty Housing Interest or Liberty Housing Related Property Interests under the 1933 Act or which would render the disposition of the Liberty LGP Interest, Liberty LGP Related Property Interests, Liberty Housing Interest or Liberty Housing Related Property Interests a violation of section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will authorize any person to act, in
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          such manner with  respect to the  Liberty  LGP  Interest,  Liberty LGP
          Related Property Interests, Liberty Housing Interest or Liberty Housing Related Property Interests.

9.       Representation and Warranties of Messrs. Manchi and Baker.

Messrs. Manchi and Baker, individually and jointly, represent to Liberty LGP and Liberty Housing that:

     9.1 That they possess and shall continue to possess all requisite authority and power necessary to comply with their obligations set forth in paragraphs 3.1 and 13 of this Agreement; and
     9.2 Subject to the occurrence of the conditions set forth in paragraphs 10 and 11 of this Agreement, the compliance with their obligations set forth in paragraphs 3.1 and 13 of this Agreement will not constitute a default or event which, with notice or the lapse of time or both, would constitute a default, under any contract, agreement, or other instrument to which either of them is a party or which may be applicable to any of their assets; and
     9.3 Paragraphs 3.1 and the applicable provisions of paragraph 13 of this Agreement constitutes a valid, legal and binding obligation of each of them, enforceable in accordance with the terms set forth in said paragraph.

10. Condition Precedent - Departmental Approval.

The parties acknowledge that the transfer of the Liberty LGP Interest and Liberty Housing Interest can not be effectuated without the prior approval of the United States Department of Housing and Urban Development's (the "Department"). Immediately upon the execution of this Agreement by all parties, and upon the parties receipt of all necessary consents by the Original Limited Partners as provided for in subparagraph 11 of this Agreement, Austintown Apartments, at its sole cost and expense, shall prepare and file with the Department's Cleveland Area Office all documents required by the Department regarding its approval of the transfer of the Liberty LGP Interest and Liberty Housing Interest; and Austintown Apartments shall use its best efforts to obtain the Department's approval concerning the transfer of Liberty LGP Interest and Liberty Housing Interest. If the parties can not obtain the Department's approval concerning the transfer of either the Liberty LGP Interest or the Liberty Housing Interest within six (6) months following receipt of all necessary consents by the Original Limited Partners as provided for in paragraph 11 of this Agreement, then this Agreement shall automatically become null and void and no party shall have any further rights or duties hereunder.

11. Condition Precedent - Original Limited Partner Approval.

The parties acknowledge that the terms and conditions set forth in the Pledge Agreements require that the transfer of the Liberty Housing Interest and Liberty Related Property Interests as contemplated by this Agreement receive the unanimous consent of the Original Limited Partners. Immediately upon all parties' execution of this Agreement, the parties shall fully cooperate with each other and use their best efforts to obtain said unanimous consent of the Original Limited Partners. If the parties can not obtain unanimous consent of the Original Limited Partners to the transfer of the Liberty Housing Interest and Liberty Housing Related Property Interests as contemplated by this Agreement on or before April 1, 2000, then this Agreement shall automatically become null and void and no party shall have any further rights or duties hereunder.

12. Escrow Deposit and Disbursement.

     12.1 The parties hereby appoint Letson, Griffith, Woodall, Lavelle & Rosenberg Co., L.P.A., 155 South Park Avenue, Warren, Ohio, Facsimile Number 330-392-5419, E-Mail Number (the "Limited Escrow Agent") as the escrow agent to collect and disburse the closing deposits of the parties in accordance with the terms set forth herein. The parties acknowledge that the Limited Escrow Agent has acted as legal counsel for Messrs. Manachi and Baker and Austintown Apartments concerning
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          the purchase of the Liberty LGP Interest, Liberty LGP Related Property
          Interests, Liberty Housing Interest and Liberty Housing Related Property Interests, and the parties hereby waive any conflict of interest that may arise because the Limited Escrow Agent acted as such legal counsel and is the party responsible for collecting and disbursing the deposits of the parties. Messrs. Manchi and Baker shall be solely responsible for payment of all fees charged by Letson, Griffith, Lavelle & Rosenberg Co., L.P.A. in connection with its duties as Limited Escrow Agent. The parties agree that the Limited Escrow Agent shall have the right to select any legal counsel to defend any action brought against it by any party to this Agreement concerning any matter related to this Agreement. The parties, jointly and severally, agree to apy all legal fees and related expenses charged by the counsel so selected by the Limited Escrow Agent.
     12.2 The Limited Escrow Agent agrees to hold and disburse the deposits of all parties in accordance with the terms set forth herein.
     12.3 On or before the fifth business day following the occurrence of the condition precedent referred to in paragraph 10 of this Agreement (the "Deposit Date") all parties shall make their respective deposits with the Limited Escrow Agent.
     12.4 If the Limited Escrow Agent shall first have received the deposits of all parties on or before the Deposit Date, then the Limited Escrow Agent shall distribute: a) to Liberty LGP and Liberty Housing the following: i) the sum of One Hundred Twenty Five Thousand Dollars ($125,000.00); ii) the cancelled Manchi Original Purchase Note; iii) the cancelled Baker Original Purchase Note; and iv) the Manchi-Baker Promissory Note; and b) to Austintown Apartments the limited warranty assignment of the Liberty LGP Interest, Liberty LGP Related Property Interests, Liberty Housing Interest and Liberty Housing Related Property Interests deposited by Liberty LGP and Liberty Housing.
     12.5 If The Limited Escrow Agent has not received the deposit of all parties on or before the Deposit Date, then the Limited Escrow Agent shall immediately send written notice to all parties specifying which party or parties have failed to make the required deposits and, thereafter, the Limited Escrow Agent shall continue to hold all deposits until such time as it has received written notice from any party who has made its required deposit instructing the Limited Escrow Agent as to the disposition of said complying party's deposits. Upon receipt of said written notice, the Limited Escrow Agent shall immediately comply with the instructions set forth in the written notice received by it and, thereafter, shall give written notice to all other parties to this Agreement as to the action undertaken by the Limited Escrow Agent.

13. Release and Covenant Not To Sue.

In consideration of the covenants and agreements set forth herein, effective upon the receipt and disbursement of all deposits as set forth in paragraph 12.4 of this Agreement, Liberty LGP and Liberty Housing do hereby release, acquit and forever discharge Mr. Manchi, Mr. Baker, Austintown Apartments and Austintown Associates, their related management company, and all other agents, attorneys, affiliates, heirs, executors, personal representatives, successors and assigns of and from any and all charges, claims, demands, damages, lawsuits, actions or causes of action, of any kind or description whatsoever, whether arising out of tort, contract or otherwise, in law or in equity, excepting only payment of the management fee proration pursuant to paragraph 4 of this Agreement, which Liberty LGP and Liberty Housing now have, have had or may hereafter have against Mr. Manchi, Mr. Baker, Austintown Apartments, Austintown Associates, their related management company, and all other agents, attorneys, affiliates, heirs, executors, personal representatives, successors and assigns, resulting from any matter whatsoever arising in connection with the operation of the Project, management of the Project by a related management company and any self-dealing between the related management company, Mr. Manchi, Mr. Baker and Austintown Associates, the distribution or failure to distribute surplus cash or any other property of Austintown Associates, including all past, present and future consequences, losses, negotiations, injuries, expenses, including reasonable attorneys' fees, and damages of any kind, nature or description relating thereto from January 1, 1960, to December 31, 2002.

In consideration of the covenants and agreements set forth herein, effective upon the receipt and disbursement of all deposits as set forth in paragraph 12.4 of this Agreement, Mr. Manchi, Mr. Baker and Austintown Apartments do hereby release, acquit and forever discharge Liberty LGP and Liberty Housing, their agents, attorneys, affiliates, successors and assigns of and from any and all charges, claims, demands, damages, lawsuits, actions or causes of action, of any kind or description whatsoever, whether arising out of tort, contract or otherwise, in law or in equity, which Mr. Manchi, Mr. Baker or Austintown Apartments, their agents, attorneys, affiliates, heirs, executors, personal representatives, successors and assigns, now have, have had or may hereafter have against Liberty LGP or Liberty Housing, their agents, attorneys, affiliates, successors and assigns, resulting from any matter whatsoever arising in connection with the operation of the Project, management of the Project, distribution or failure to distribute surplus cash or any other property of the Project, and re-syndication of the original limited and general partnership interests of Austintown Associates, including all past, present and future consequences, losses, negotiations, injuries, expenses, including reasonable attorneys' fees, and damages of any kind, nature or description relating thereto from January 1, 1960, to December 31, 2002.

In consideration of the covenants and agreements set forth herein, effective upon the receipt and disbursement of all deposits as set forth in paragraph 12.4 of this Agreement, Liberty LGP and Liberty Housing do hereby release, acquit and forever discharge the accounting firm of Bick-Fredman & Co., Cleveland, Ohio and Ms. Mary Ann Gehringer, a partner in said accounting firm, their successors and assigns, of and from any and all charges, claims, demands, damages, lawsuits, actions or causes of action, of any kind or description whatsoever, whether arising out of tort, contract or otherwise, in law or in equity, which Liberty LGP and Liberty Housing, their agents, attorneys, affiliates, successors and assigns, now have, have had or may hereafter have against Bick-Fredman & Co. and Ms. Mary Ann Gehringer, their successors and assigns, resulting from any matter whatsoever arising in connection with the preparation of audited financial statements concerning the Project, including all past, present and future consequences, losses, negotiations, injuries, expenses, including reasonable attorneys' fees, and damages of any kind, nature or description relating thereto from January 1, 1960, to December 21, 2002.

14. Original Purchase Notes.

The parties acknowledge that, except for the cancelled Manchi Original Purchase Note and Baker Original Purchase Note, all or a portion of the remaining
Original Purchase Notes may remain in full force and effect after the consummation of the transaction that is the subject of this Agreement, and that the Liberty Housing Interest and Liberty Housing Related Property Interest are being acquired by Austintown Apartments subject to the Pledge Agreements that secure repayment of the Original Purchase Notes. The parties further acknowledge and agree that the Original Purchase Notes are non-recourse obligations and the execution of this Agreement and performance of the terms thereof by the parties does not, and is not intended to, impose any liability to any holder of any Original Purchase Note or any third party upon either Austintown Apartments, Mr. Manchi or Mr. Baker for the non-payment of any principal, interest or other amounts owing under the terms of the Original Purchase Notes. Subject to the foregoing limitation of liability, Austintown Apartments agrees to use its best efforts to insure the timely payment of principal, interest and other amounts owing under the terms of the Original Purchase Notes.

15. Miscellaneous.

     15.1 No amendment or modification of this Agreement shall be valid unless evidenced by an instrument, in writing, signed by all the parties.
     15.2 If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.
     15.3 Notices hereunder shall be in writing, and may be delivered by hand, first class, registered or certified mail, express delivery, facsimile or other telecommunication device capable of confirmation of receipt, addressed to the parties at the addresses first set forth above, or at such other address as each party may furnish to the other parties in writing.
     15.4 This Agreement shall be governed by and interpreted in accordance with the laws of the State of Ohio.

     15.5 This Agreement may be executed in counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.
     15.6 All representations and warranties set forth in this Agreement shall remain in full force and effect until the fourth anniversary of the Deposit Date, and thereafter said representations and warranties shall become null and void.

In Witness Whereof, the parties have duly executed and delivered this Agreement as of the day and year first set forth above.

                                 SIGNATURE PAGE
                              AUSTINTOWN ASSOCIATES
              AGREEMENT TO PURCHASE AND SELL PARTNERSHIP INTERESTS




/s/ James P. Manchi
James P. Manchi


/s/ Robert P. Baker
Robert P. Baker


Austintown Apartments LLC


By: /s/ Robert P. Baker
     Managing Member


Liberty LGP Limited Partnership

By:  Liberty Housing Corporation, General Partner


By: /s/ Michael A. Stoller
     President
     Liberty Housing Corporation


Liberty Housing Partners Limited Partnership

By:  TNG Properties, Inc, General Partner


By: /s/ Michael A. Stoller
     President
     TNG Properties, Inc.


Letson, Griffith, Woodall, Lavelle & Rosenberg Co., L.P.A.


By:_______________________________
     General Partner

                                    EXHIBIT A
              AGREEMENT TO PURCHASE AND SELL PARTNERSHIP INTERESTS
                            PURCHASE MONEY NOTE FORM



DATE:  [INSERT DATE OF ESCROW DEPOSIT]

CITY:  YOUNGSTOWN

STATE:  OHIO


1.  BORROWER'S PROMISE TO PAY

For value received, we promise to pay the sum of One Hundred Twenty Five Thousand Dollars ($125,000.00) (this amount is called "principal"), plus interest, pursuant to section 2 hereof, to the order of the Lender. The Lender is [insert Austintown Apartments LLC]. We understand that the Lender may transfer this Note. The Lender or anyone who takes this Note by transfer and who is entitled to receive payments under this Note is called the "Note Holder".

2.  INTEREST

Interest will be charged on unpaid principal until the full amount of principal has been paid. We will pay interest at an annual rate of nine percent (9.0%), which interest shall be calculated on the basis of a three hundred sixty-five
(365) day year.

The interest rate required by this section 2 is the rate we will pay both before and after any default described in Section 6(B) of this Note.

3.  PAYMENTS

We will make a payment of principal and interest in the amount of Eighty Six Thousand Two Hundred and Fifty Dollars ($86,250.00) on [insert first anniversary date of escrow deposit date], and we will make a final payment of principal and interest in the amount of Fifty Four Thousand Five Hundred Dollars ($54,500.00) on [insert second anniversary date of escrow deposit date].

Each payment will be applied to interest before principal. If, on [insert second anniversary date of escrow deposit date], we still owe any amounts under this Note, we will pay those amounts in full on that date, which date is called the "maturity date".

We will make our payments at 100 Second Avenue, Needham, Massachusetts 02494, or at a different place if required by the Note Holder.

4.  BORROWER'S RIGHT TO PREPAY

A payment of principal only is known as a "Prepayment". When we make a Prepayment, we will tell the Note Holder in writing that we are doing so. We may make a full prepayment or partial prepayments without paying any prepayment charge. The Note Holder will use all of our prepayments to reduce the amount of principal that we owe under this Note. If we make a partial prepayment, there will be no changes in the due date or in the amount of our first annual payment unless the Note Holder agrees in writing to those changes. All prepayments shall be applied first to accrued interest and then to principal.

5.  LOAN CHARGES

If a law, which applies to this loan and which sets maximum loan charges, is finally interpreted so that the interest or other loan charges collected or to be collected in connection with this loan exceed the permitted limits, then: (I) any such loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and (II) any sums already collected from us which exceeded permitted limits will be refunded to us. The Note Holder may choose to make this refund by reducing the principal we owe under this Note or by making a direct payment to us.

6.  BORROWER'S FAILURE TO PAY AS REQUIRED

(A)  Late Charges for Overdue Payments

If the Note Holder has not received the full amount of any annual payment by the end of fifteen (15) calendar days after the date it is due, we will pay a late charge to the Note Holder. The amount of the charge will be three percent (3.0%) of our overdue payment of principal and/or interest. We will pay this late charge promptly but only once on each late payment.

(B)  Default

If I do not pay the full amount of each annual payment on the date it is due, we will be in default.

(C)  Notice of Default

If we are in default, the Note Holder may send us a written notice telling us that if we do not pay the overdue amount by a certain date, the Note Holder may require us to pay immediately the full amount of principal which has not been paid and all the interest that we owe on that amount. That date must be at least thirty (30) days after the date on which the notice is delivered or mailed to us.

(D)  No Waiver By Note Holder

Even if, at a time when we are in default, the Note Holder does not require us to pay immediately in full as described above, the Note Holder will still have the right to do so if we are in default at a later time.

(E)  Payment of Note Holder's Costs and Expenses

If the Note Holder has required us to pay immediately in full as described above, the Note Holder will have the right to be paid back by us for all of its costs and expenses in enforcing this Note to the extent not prohibited by applicable law. Those expenses include, for example, reasonable attorneys' fees.

7.  GIVING OF NOTICES

Unless applicable law requires a different method, any notice that must be given to us under this Note will be given by delivering it or by mailing it by first class mail to us at 1050 Compass West, Youngstown, Ohio 44515.

Any notice that must be given to the Note Holder under this Note will be given by mailing it by first class mail to the Note Holder at the address stated in
Section 3(A) above or at a different address if we are given a notice of that different address.

8.  OBLIGATIONS OF PERSONS UNDER THIS NOTE

If more than one person signs this Note, each person is fully and personally obligated to keep all of the promises made in this Note, including the promise to pay the full amount owed. Any person who is a guarantor, surety or endorser of this Note is also obligated to do these things. Any person who takes over these obligations, including the obligations of a guarantor, surety or endorser of this Note, is also obligated to keep all of the promises made in this Note. The Note Holder may enforce its rights under this Note against each person individually or against all of us together. This means that any one of us may be required to pay all of the amounts owed under this Note.

9.  WAIVERS

We and any other person who has obligations under this Note waive the rights of presentment and notice of dishonor. "Presentment" means the right to require the Note Holder to demand payment of amounts due. "Notice of Dishonor" means the right to require the Note Holder to give notice to other persons that amounts due have not been paid.

10.      GOVERNING LAW

The Note Holder and we agree that this Note and the rights and obligations of all the parties under this Note shall be governed by and construed under the applicable laws of the State of Ohio.


WITNESS THE HAND(S) AND SEALS(S) OF THE UNDERSIGNED.


--------------------------------------
Borrower,  James P. Manchi


---------------------------------------
Borrower,  Robert P. Baker

                                    EXHIBIT B
              AGREEMENT TO PURCHASE AND SELL PARTNERSHIP INTERESTS
                                 ASSIGNMENT FORM



This Assignment is made as of the [insert escrow deposit date], by Liberty LGP Limited Partnership, a limited partnership organized and validly existing under the laws of the Commonwealth of Massachusetts whose primary business address is 100 Second Avenue, Needham, Massachusetts 02494 (the "Assignor").

For good and valuable consideration, the receipt and sufficiency of which consideration is acknowledged by the Assignor, the Assignor does hereby grant, transfer and assign to Austintown Apartments LLC, a limited liability corporation organized and existing under the laws of the State of Ohio whose primary business address is 1050 Compass West, Youngstown, Ohio 44515 all of the following interests, to wit: a) one hundred percent (100.0%) of the Assignor's general partnership interest in and to Austintown Associates, a limited partnership organized and existing under the laws of the State of Ohio whose primary place of business is 1050 Compass West, Youngstown, Ohio; b) all right, title and interest, if any, that the Assignor has had, currently has, and may have in the future, in and to Austintown Associates, including, without limitation all right, title and interest in and to any and all real, personal and intangible property rights and interests of, in and to Austintown Associates.

Wherefore, the Assignor has caused this Assignment to be executed and delivered as of the day and year first set forth above.


[SIGNATURE BLOCK]

[NOTARY BLOCK]

                                    EXHIBIT C
              AGREEMENT TO PURCHASE AND SELL PARTNERSHIP INTERESTS
                                 ASSIGNMENT FORM


This Assignment is made as of the [insert escrow deposit date], by Liberty Housing Partners Limited Partnership, a limited partnership organized and validly existing under the laws of the Commonwealth of Massachusetts whose primary business address is 100 Second Avenue, Needham, Massachusetts 02494 (the "Assignor").

For good and valuable consideration, the receipt and sufficiency of which consideration is acknowledged by the Assignor, the Assignor does hereby grant, transfer and assign to Austintown Apartments LLC, a limited liability corporation organized and existing under the laws of the State of Ohio whose primary business address is 1050 Compass West, Youngstown, Ohio 44515 all of the following interests, to wit: a) one hundred percent (100.0%) of the Assignor's limited partnership interest in and to Austintown Associates, a limited partnership organized and existing under the laws of the State of Ohio whose primary place of business is 1050 Compass West, Youngstown, Ohio; b) all right, title and interest, if any, that the Assignor has had, currently has, and may have in the future, in and to Austintown Associates, including, without limitation all right, title and interest in and to any and all real, personal and intangible property rights and interests of, in and to Austintown Associates.

Wherefore, the Assignor has caused this Assignment to be executed and delivered as of the day and year first set forth above.


[SIGNATURE BLOCK]

[NOTARY BLOCK]